INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES [Abstract]
INCOME TAXES

NOTE 9. - INCOME TAXES

Following is a summary of the components giving rise to the income tax provision (benefit) for the years ended December 31:

The provision (benefit) for income taxes consists of the following:

	2012	2011
Currently payable:
Federal	$-	$-
State	-	-
Total currently payable	-	-
Deferred:
Federal	(1,351,316)	(1,138,075)
State	(322,185)	(272,176)
Total deferred	(1,673,501)	(1,410,251)
Less increase in allowance	1,692,449	1,260,068
Net deferred	18,948	(150,183)
Total income tax provision (benefit)	$18,948	$(150,183)

Individual components of deferred taxes are as follows:

Deferred tax assets:	2012	2011
Net operating loss carry forwards	$14,079,414	$13,131,941
Equity issued for services	603,785	576,761
Other	422,998	144,172
Total	15,106,197	13,852,874
Less valuation allowance	(14,076,344)	(12,804,923)
Gross deferred tax assets	$1,029,853	$1,047,951

Deferred tax liabilities:
Goodwill and other intangibles	$234,822	$245,898
Depreciation and amortization	922,706	910,780
Gross deferred tax liabilities	$1,157,528	$1,156,678

Net deferred tax liabilities	$(127,675)	$(108,727)

During 2011, the Company acquired the stock of ExtraDev Inc. As part of the business combination, various intangible assets and equipment with fair market values of $408,000 and $85,000, respectively, were recorded along with a deferred tax liability of approximately $169,000. As a result of the business combination, the Company determined that its valuation allowance could be reduced by this amount. In accordance with ASC 805 the Company recognized the related deferred tax benefit in the current year provision and not as a component of acquisition accounting.

The Company has approximately $37,700,000 in net operating loss carryforwards ("NOLs") available to reduce future taxable income, of which $132,000 of the NOL will be allocated to contributed capital when subsequently realized. Due to the uncertainty as to the Company's ability to generate sufficient taxable income in the future and utilize the NOLs before they expire, the Company has recorded a valuation allowance accordingly.

The excess tax benefits associated with stock option exercises are recorded directly to stockholders' equity only when realized. As a result, the excess tax benefits available in net operating loss carryforwards but not reflected in deferred tax assets was approximately $1,019,000. These carryforwards expire at various dates from 2022 through 2030. In addition, a portion of the valuation allowance amounting to approximately $436,000 will be recorded as a reduction to additional paid in capital in the event that it is determined that a valuation allowance is no longer considered necessary. Stock options granted by the Company in prior years as compensation for services were forfeited in 2012 which resulted in the reversal of $303,000 of deferred tax assets and a corresponding reduction of the valuation allowance.

The differences between the United States statutory federal income tax rate and the effective income tax rate in the accompanying consolidated statements of operations are as follows:

	2012	2011

Statutory United States federal rate	34.0%	34.0%
State income taxes net of federal benefit	5.0	4.6
Permanent diffeference	(0.8)	2.9
Other	1.0	(0.1)
Change in valuation reserves	(39.6)	(36.9)

Effective tax rate	(0.4)%	4.5%

At December 31, 2012 and 2011, the total unrecognized tax benefits of $446,000 have been netted against the related deferred tax assets.

The Company recognizes interest accrued and penalties related to unrecognized tax benefits in tax expense. During the years ended December 31, 2012 and 2011 the Company recognized no interest and penalties.

The Company files income tax returns in the U.S. federal jurisdiction and various states. The tax years 2009-2012 generally remain open to examination by major taxing jurisdictions to which the Company is subject.